AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 16, 2001


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 of the Securities Exchange Act of 1934

                                  May 16, 2001
                Date of Report (Date of earliest event reported)

                             FORTUNE FINANCIAL, INC.
                             ----------------------
             (Exact Name of registrant as Specified in its Charter)

Florida                            000-6764                     59-1218935
(State or other jurisdiction       (Commission                (IRS Employer
 of incorporation)                  File Number)             Identification No.)

                            10475-103 Fortune Parkway
                           Jacksonville, Florida 32256
                    (Address of principal executive offices)

                                 (904) 363-6339
               Registrant's telephone number, including area code

                           Mobile America Corporation
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

                              Item 5. Other Events

     Fortune Financial, Inc. (the "Company") announced that its primary operating subsidiary, Fortune Insurance Company, is suspending the writing of new and renewal insurance policies effective as of the close of business on May 15, 2001 because its capital base, as required by the Florida Insurance Code, does not support the continued writing of existing levels of insurance premiums. The Company is currently evaluating financing alternatives to increase its capital base to levels required by the Florida Insurance Code. If successful, the Company anticipates that it will resume writing insurance policies through its insurance subsidiaries. Additionally, the Company announced that its securities will be delisted from the Nasdaq National Market. A copy of the press release announcing these matters is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FORTUNE FINANCIAL, INC.


Date:  May 16, 2001                By: /s/  MARK P. BROCKELMAN
                                        Mark P. Brockelman
                                        Vice President & Chief Financial Officer





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

                                  Exhibit Index
                                  -------------

Exhibit         Description
-------         -----------
99.1            Press  Release on  Suspension  of New and Renewal  Business  and
                Delisting from Nasdaq National Market




















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


Exhibit 99.1
------------
                                                                    May 15, 2001
For Release:

FORTUNE INSURANCE SUSPENDING NEW AND RENEWAL BUSINESS; FORTUNE FINANCIAL TO BE DELISTED FROM NASDAQ

Fortune Financial, Inc. (Nasdaq - FORUE) announced today that its primary operating subsidiary, Fortune Insurance Company, is suspending the writing of new and renewal insurance policies effective as of the close of business on May 15, 2001 because its capital base, as required by the Florida Insurance Code, does not support the continued writing of existing levels of insurance premiums. Fortune Financial is currently evaluating financing alternatives to increase its capital base to levels required by the Florida Insurance Code. If successful, Fortune Financial anticipates that it will resume writing insurance policies through its insurance subsidiaries.

Fortune Financial announced that it will withdraw its appeal to remain listed on the Nasdaq National Market. On April 19, 2001, Fortune Financial received a Nasdaq Staff Determination indicating that Fortune Financial's failure to timely file its Form 10-K for the year ended December 31, 2000 with the Securities and Exchange Commission amounted to failure to comply with a requirement under Marketplace Rule 4310(c)(14) for continued listing of its securities on the Nasdaq National Market. Fortune Financial requested a hearing before a Nasdaq Listing Qualifications Panel to appeal the Staff Determination that Fortune Financial is subject to delisting, because Fortune Financial anticipated being able to cure the filing delinquency by filing its Form 10-K with the Securities and Exchange Commission prior to the Nasdaq hearing set for May 18, 2001. Fortune Financial has withdrawn its appeal because it does not anticipate being able to file its Form 10-K by that date, as it continues to work with its independent auditors. The effect of failure to timely file the Form 10-K and withdrawal of the appeal will result in the delisting of Fortune Financial's securities from the Nasdaq National Market. Until Fortune Financial files its Form 10-K, its securities will not be eligible for quotation on the Over the Counter Bulletin Board Display Service but may be eligible for quotation on the Pink Sheets Electronic Quotation Service. Fortune Financial anticipates being able to file its Form 10-K on or before June 1, 2001.

Fortune Financial, Inc. is an insurance holding company headquartered in Jacksonville, Florida. The Company underwrites property and casualty insurance, primarily through its wholly-owned subsidiary, Fortune Insurance Company.
Fortune Insurance Company is one of Florida's top providers of personal nonstandard automobile insurance products written through independent specialty agents.

For further information, please contact:    Mark Brockelman
                                            Vice President and CFO
                                            Fortune Financial, Inc.
                                            10475-103 Fortune Parkway
                                            Jacksonville, FL 32256
                                 Telephone: 904-363-6339, ext. 2319
                                 E-mail:    MBrockelman@maig.com
                                            --------------------
Forward-Looking Statements
--------------------------

Some statements made in this informational release are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors and prospective investors are referred to the Company's Form 10-Q for the quarter ended September 30, 2000 and its most recently filed Form 10-K for the year ended December 31, 1999 for a more detailed discussion of the factors that could cause actual results to differ. The Company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.



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